UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01932

Valley Forge Fund, Inc.

(Exact name of registrant as specified in charter)

3741 Worthington Road

Collegeville, PA 19426-3431

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC

8000 Town Centre Dr. Suite 400

Broadview Heights, OH 44147

 (Name and address of agent for service)

Registrant's telephone number, including area code: (800)-869-1679

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Valley Forge Fund, Inc.

(VAFGX)

 ANNUAL REPORT

December 31, 2015

THE VALLEY FORGE FUND, INC.

PRESIDENT’S COMMENTARY

DECEMBER 31, 2015 (UNAUDITED)

Dear Fellow Shareholder:

     This year has been a very disappointing year for  the Fund, starting the year with a Net Asset Value per share of $7.85* and Total Assets of $11.3M* and ending the year with a per share NAV of $6.98* (down $0.87*, after paying a dividend of $0.014*) and Total Assets of $7.1M* (down $4.2M*), respectively. Additionally, the Fund ended the year below the S&P Average Annual Rate of Return by 9.83%*. Consequently, due to the drop in Total Asset Value and normal cost-effective expenses, the Expense Ratio increased to 2.21%* (up 0.54%* from 2014). Drivers in this year’s decline were: 1). Lack of recovery in the Fannie Mae and Freddie Mac investments due to these two institutions being kept in political and legal limbo, 2). Major decline in the Energy Industries, 3). Negative growth in the Financial Institutions, 4). Stale Precious Metals Markets reflecting a general weakness in the commodities sector, and 5). Increased value of the US Dollar against the Canadian Dollar.

     Against the backdrop of the Fund’s lack of strong performance (resulting in a decline in the Fund’s assets), anticipated inflation, and increasing regulatory requirements, the Fund’s fixed costs are growing as a percentage of its assets, resulting in a higher expense ratio and lower net investment income in what is currently a low-interest rate environment. The Fund’s small size, the changing structure of the mutual fund industry, and the cost of compliance of more complex regulations have also reduced the number of quality service providers available to the Fund and limited its ability to make changes to its operations and investment strategies at a reasonable cost. Accordingly, the Fund’s Board of Directors has become concerned as to the true viability of the Fund in these environments and has been evaluating potential solutions to these issues that are consistent with the best interest of the Shareholders. Among the Board’s considerations have been:

1). Adding a Rule 12b-1 Class - The Board felt that this might increase Fund sales, but given the Fund’s performance and the initial cost of implementation it was determined the addition would likely not increase sales significantly and alter the Fund’s expense ratio in the near or mid-term,

2.) Addition of Front-End Sales Charges, and other sales charges - The Board felt that such a significant change to the long-standing, no-load nature of the Fund was inappropriate,

3). Potential merger of the Fund with an existing open-end fund family – The Board noted that this would likely entail additional cost to the Fund, and that prior inquiries to a potential merger partners did not produce any viable candidates. Further, given that there were no known merger partners, it was not clear to what extent a new fund could succeed to attributes of the Fund, and to what extent the existing Fund Shareholders might benefit from any such succession or otherwise. Moreover, separate proxy votes would likely be required to merge, resulting in more cost to the Fund and the possibility that some Shareholders, would redeem, and that the vote would fail or that the Fund would become too small for a merger to make sense. The Board determined that this type of transaction carried too much risk for Shareholders.

4). Hiring a new adviser to replace Boyle Capital Management, LLC – The Board concluded that it would be difficult to find another adviser of high quality. In addition, the new adviser would be reluctant to incur the necessary startup costs for such an engagement, knowing that the Fund was relatively small and that the engagement might be terminated at any time. Even if such an adviser could be found, the Fund would have to expend time and resources to identify the adviser, to obtain Shareholder approval, and to implement the transition. Moreover, ultimately hiring a new adviser would not necessarily address the root issue which is low asset levels.  While improved performance may lead to improved asset flows over time, there is no guarantee that a new adviser would generate such positive performance. As a result, the Board determined that the prospect of engaging a new adviser, calling a special meeting, would cause further cost to the Fund and, ultimately, to all Shareholders, with limited probability of success.

5). Liquidation of the Fund - Among other factors, the Board considered that liquidation would provide all Shareholders the net asset value of their shares (net of liquidation expenses) at the same time, no Shareholders would be favored, and the Fund would avoid the not insubstantial costs of seeking a new adviser and/or merging. It was also noted that, as the Fund does not generate significant capital appreciation and distributes all its income, the Fund’s share price has not increased substantially over the years and that most taxable Shareholders should not recognize large taxable gains upon a liquidation. Shareholders would then have the opportunity to direct the proceeds of the liquidation to another investment or investments of their choice, including larger mutual funds with similar characteristics. It was also noted that Boyle Capital had previously committed to continue as the investment adviser of the Fund until the liquidation could be affected, if this path were chosen.

Given the foregoing, the Board believes that it is exploring all reasonable options, that there may be no realistic alternative to liquidation, and that attempting to pursue other courses might only prolong the inevitable at the expense of Shareholders. However, until a final decision is reached by the Board, the Fund will continue to operate consistent with the Fund’s By-Laws and Philosophies. The Adviser’s strategies in the short term will remain; Stay-the-Course with Fannie Mae and Freddie Mac since there are a number of legal proceedings underway in various courts that would reverse the damage done by the previous court decision which resulted in the loss to these investments , take advantage of gains in selected securities, continue to look for value-based opportunities, remain committed to long-term value generation, and purchase a focused set of deeply-undervalued securities that the Adviser believes have significant upside potential and limited risk of permanent impairment over the next three-year to five-year period.

The Valley Forge Fund appreciates your support and is always available to answer your inquiries. Our E-Mail Address is VFFund@Verizon.com and my Telephone Number is 484-802-3007.

Thank you for investing with us.

Financial statements for the year ending December 31, 2015 are attached.

Respectfully submitted,

       _______________________

            Donald A. Peterson

                President

* Please note that all 2014 and 2015 values reflect the corrections required as a result of the Canadian Dollar Mispricing Issue associated with the Purchase of Fortress Paper Ltd in 2014, a Canadian Security, as documented in Supplements to the Fund’s Prospectus dated January 15 and 27, 2016.

VALLEY FORGE FUND, INC.

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING DECEMBER 31, 2015*

	1 Year	3 Year	5 Year	10 Year	Value
Valley Forge Fund	-9.68%	0.33%	0.55%	3.09%	$13,552
Dow Jones Industrial Average	0.23%	12.66%	11.30%	7.75%	$21,087
S&P 500 Index	1.38%	15.14%	12.57%	7.31%	$20,242

$25,000
$20,000
$15,000
$10,000
$5,000
Valley Forge Fund
Dow Jones Industrial Average
S&P 500 Index
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15

* This chart assumes an initial investment of $10,000 made on December 31, 2005.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Dow Jones Industrial Average (DJIA), a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the nineteenth century. The Dow is computed using a price-weighted indexing system, rather than the more common market cap-weighted indexing system.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (800) 869-1679.

Valley Forge Fund, Inc.
Top Ten Holdings
December 31, 2015 (Unaudited)

As of December 31, 2015, the Fund's top ten holdings were as follows:

Holdings	% of Net Assets
US Bank Money Market Savings - IT 0.05%	21.48%
Fortress Paper Ltd. 6.5%, 12/31/16	12.23%
Bank of America Warrant, 1/16/2019, Class A	11.44%
American International Group, Inc.	9.00%
Birchcliff Energy Ltd.	8.31%
Fairfax Financial Holdings Ltd.	7.07%
Fannie Mae PFD 8.25%, 12/31/49	5.95%
Freddie Mac PFD 8.375%, 12/31/49	5.28%
Apple, Inc.	5.18%
Barrick Gold Corp.	4.32%
90.26%

Valley Forge Fund, Inc.
Sector Weightings
December 31, 2015 (Unaudited)

As of December 31, 2015, the Fund's portfolio was invested in the following sectors:

Sectors	% of Net Assets
Common Stocks
Crude Petroleum & Natural Gas	8.31%
Electronic Computers	5.18%
Federal & Federally-Sponsored Credit Agencies	2.42%
Fire, Marine & Casualty Insurance	16.08%
Gold & Silver Ores	5.69%
National Commercial Banks	1.45%
Real Estate	0.79%
Retail-Department Stores	1.16%
Corporate Bonds	12.23%
Preferred Stocks	11.87%
Warrants	11.44%
Money Market Fund	21.48%
Other Assets in Excess of Liabilities	1.90%
Total	100.00%

	Valley Forge Fund, Inc.
	Schedule of Investments
	December 31, 2015

Shares		Value

COMMON STOCKS - 41.07%

Crude Petroleum & Natural Gas - 8.31%
201,986	Birchcliff Energy Ltd. (Canada) *	$ 591,819

Electronic Computers - 5.18%
3,509	Apple, Inc.	369,357

Federal & Federally-Sponsored Credit Agencies - 2.42%
106,521	Federal Home Loan Mortgage Corp. *	172,564

Fire, Marine & Casualty Insurance - 16.08%
10,349	American International Group, Inc.	641,328
1,070	Fairfax Financial Holdings Ltd. (Canada)	503,970
		1,145,298
Gold & Silver Ores - 5.69%
41,722	Barrick Gold Corp. (Canada)	307,908
23,167	Novagold Resources, Inc. (Canada) *	97,533
		405,441
National Commercial Banks - 1.45%
2,000	Citigroup, Inc.	103,500

Real Estate - 0.79%
500	The Howard Hughes Corp. *	56,580

Retail-Department Stores - 1.16%
4,000	Sears Holdings Corp. *	82,240

TOTAL FOR COMMON STOCKS (Cost $3,521,489) - 41.08%		$ 2,926,799

CORPORATE BONDS - 12.23%
1,353,000	Fortress Paper Ltd. 6.5%, 12/31/16 (Canada)	871,108
TOTAL FOR CORPORATE BONDS (Cost $1,081,125) - 12.23%		$ 871,108

PREFERRED STOCKS - 11.87%
240	Chesapeake Energy Co., 5.75%, 12/31/49	45,600
121,226	Fannie Mae PFD 8.25%, 12/31/49 *	424,291
110,576	Freddie Mac PFD 8.375%, 12/31/49 *	375,959
TOTAL FOR PREFERRED STOCKS (Cost $2,625,857) - 11.87%		$ 845,850

WARRANT - 11.44%
140,022	Bank of America Warrant, 1/16/2019, Class A *	814,928
TOTAL FOR WARRANT (Cost $535,260) - 11.44%		$ 814,928

MONEY MARKET FUND - 21.48%
1,530,176	US Bank Money Market Savings - IT 0.05% **	1,530,176
TOTAL FOR MONEY MARKET FUND (Cost $1,530,176) - 21.48%		$ 1,530,176

TOTAL INVESTMENTS (Cost $9,293,907) - 99.10%		$ 6,988,861

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.90%		135,703

NET ASSETS - 100.00%		$ 7,124,564

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2015.
The accompanying notes are an integral part of these financial statements.

Valley Forge Fund, Inc.
Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in Securities, at Value (Cost $9,293,907)	$ 6,988,861
Cash	31,220
Receivables:
Dividends and Interest	88
Receivable to Correct Pricing Error (Note 7)	114,355
Prepaid Expenses	11,864
Total Assets	7,146,388
Liabilities:
Payables:
Shareholder Redemption	3,655
Accrued Advisory Fees	3,853
Accrued Administrative Fees	3,000
Other Expenses	11,316
Total Liabilities	21,824
Net Assets	$ 7,124,564

Net Assets Consist of:
Net Capital Paid In on Shares of Capital Stock	$ 9,647,721
Accumulated Undistributed Net Investment Loss	(268,200)
Accumulated Realized Gain on Investments	50,089
Unrealized Depreciation in Value of Investments	(2,305,046)
Net Assets (based on 1,019,911 shares outstanding)	$ 7,124,564

Net Asset Value	$ 6.99

The accompanying notes are an integral part of these financial statements.

Valley Forge Fund, Inc.
Statement of Operations
For the year ended December 31, 2015

Investment Income:
Dividends	(net of foreign taxes withheld of $2,114)	$ 57,856
Interest		169,596
Total Investment Income		227,452

Expenses:
Advisory Fees (Note 3)		96,846
Administrative Fees (Note 3)		36,000
Audit Fees		9,500
Custody Fees		15,642
Insurance Fees		7,671
Legal Fees		3,705
Transfer Agent Fees		28,898
Directors Fees		2,359
Printing and Mailing Fees		5,868
NSCC Fees		3,071
State and Local Taxes Other than Income Taxes		1,265
Registration Fees		30,300
Total Expenses		241,125
Fees Waived and Reimbursed by the Advisor		(24,523)
Net Expenses		216,602

Net Investment Income		10,850

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments		(14,259)
Net Change in Unrealized Appreciation (Depreciation) on Investments		(848,512)
Net Realized and Unrealized Loss on Investments		(862,771)

Net Decrease in Net Assets Resulting from Operations		$ (851,921)

The accompanying notes are an integral part of these financial statements.

Valley Forge Fund, Inc.
Statements of Changes in Net Assets

	Years Ended December 31,
	2015	2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 10,850	$ (50,427)
Net Realized Gain (Loss) on Investments	(14,259)	1,643,991
Net Change in Unrealized Appreciation (Depreciation) on Investments	(848,512)	(3,945,277)
Net Decrease in Net Assets Resulting from Operations	(851,921)	(2,351,713)

Distributions to Shareholders from:
Net Investment Loss	(98,846)	-
Realized Gains	-	(1,799,893)
Net Change in Net Assets from Distributions	(98,846)	(1,799,893)

Capital Share Transactions:
Proceeds from Sale of Shares	379,783	13,041,514
Shares Issued on Reinvestment of Dividends	84,536	1,549,411
Receivable to Correct Pricing Error	74,871	39,272
Cost of Shares Redeemed	(3,686,690)	(12,656,116)
Net Increase (Decrease) from Shareholder Activity	(3,147,500)	1,974,081

Net Assets:
Net Decrease in Net Assets	(4,098,267)	(2,177,525)
Beginning of Year	11,222,831	13,400,356
End of Year (Including Accumulated Undistributed Net
Investment Loss of $(235,478) and $(180,204) respectively)	$ 7,124,564	$ 11,222,831

Share Transactions:
Shares Sold	49,403	1,073,438
Shares Issued on Reinvestment of Dividends	11,709	195,880
Shares Redeemed	(471,370)	(1,111,634)
Net Increase (Decrease) in Shares	(410,258)	157,684
Outstanding at Beginning of Year	1,430,169	1,272,485
Outstanding at End of Year	1,019,911	1,430,169

The accompanying notes are an integral part of these financial statements.

Valley Forge Fund, Inc.
Financial Highlights
Selected data for a share outstanding throughout each year.

	For the Years Ended December 31,
	2015	2014	2013	2012	2011

Net Asset Value, at Beginning of Year	$ 7.85	$ 10.53	$ 9.72	$ 9.61	$ 9.81

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.01	(0.03)	(0.13)	0.04	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.77)	(1.20)	2.70	0.12	(0.08)
Total from Investment Operations	(0.76)	(1.23)	2.57	0.16	0.01

Distributions:	(0.10)	(1.45)	(1.76)	(0.05)	(0.21)

Net Asset Value, at End of Year	$ 6.99	$ 7.85	$ 10.53	$ 9.72	$ 9.61

Total Return **	(9.68)%	(11.65)%	26.58%	1.67%	0.09%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,125	$ 11,223	$ 13,400	$ 15,441	$ 22,079
Before Waivers
Ratio of Expenses to Average Net Assets	2.46%	1.92%	1.90%	1.74%	1.56%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%	(0.52)%	(1.56)%	0.33%	0.91%
After Waivers
Ratio of Expenses to Average Net Assets	2.21%	1.67%	1.49%	1.64%	1.56%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%	(0.27)%	(1.15)%	0.42%	0.91%
Portfolio Turnover	43.31%	114.24%	51.59%	188.27%	45.47%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
The accompanying notes are an integral part of these financial statements.

VALLEY FORGE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

NOTE 1.  ORGANIZATION

The Valley Forge Fund, Inc. (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund's investment objective is to provide appreciation through investment in common stocks and securities convertible into common stock.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following summarizes significant accounting policies followed by the Fund:

Security Valuation:  Securities are valued at the last reported sales price, or in the case of securities where there is no reported last sale, the closing bid price.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by, or under, the supervision of the Fund's Board of Directors in accordance with methods that have been authorized by the Board.  Short-term investments (maturities of 60 days or less) are valued at amortized cost that approximates market value.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair-value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2015:

•	Level 1 – Unadjusted quoted prices in active markets for identical investments
•	Level 2 – Other significant, observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair-value hierarchy levels as of December 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Equity Securities (a)	$ 2,926,799	$ -	$ -	$ 2,926,799
Corporate Bonds	871,108	-	-	871,108
Preferred Stocks	845,850	-	-	845,850
Warrant	814,928	-	-	814,928
Short-Term Investments – US Bank Money Market Savings	1,530,176	-	-	1,530,176
Total	$ 6,988,861	$ -	$ -	$ 6,988,861

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended December 31, 2015. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2015. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Securities Transactions and Investment Income:  Security transactions are recorded on the dates the transactions are entered into (the trade dates).  Realized gains and losses on security transactions are determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date.  Interest income is determined on the accrual basis.

VALLEY FORGE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to Shareholders on the ex-dividend date.  Permanent book and tax differences relating to Shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain or loss.  Undistributed net investment income and accumulated undistributed net realized gain or loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of their net investment income and any realized capital gains. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2012-2014, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain tax authorities.  As of and during the year ended December 31, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Currency Translations: The books and records of the Fund is maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities at the daily rates of exchange, and (ii) purchases and sales of investment securities and interest income at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Distributions to Shareholders: The Fund intends to distribute to the Shareholders substantially all of the net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results may differ from those estimates.

NOTE 3.  MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

Under the terms of the investment management agreement, the Manager has agreed to provide the Fund investment management services.  As of November 1, 2012, the Fund had entered into an Interim Agreement with Boyle Capital Management, LLC (“BCM”) as the Investment Adviser of the Fund. The Adviser contractually agreed to waive a portion of the management fee in an effort to keep overall Fund expenses competitive.  The Interim Agreement continued until March 30, 2013.  For the period April 1, 2013 through May 31, 2013, the Board of Directors had taken over all trading.  On June 1, 2013, the Fund entered into an Advisory Agreement with BCM. The Fund has agreed to pay to BCM a net monthly fee equal to one-twelfth of 0.75% per month of the daily average net assets of the Fund based upon a Base Fee of 1.00% and a contractually agreed upon twelve-month Waiver of 0.25% through May 28, 2016.  For the year ended December 31, 2015, the Fund accrued $72,323 in Adviser Fees.  At December 31, 2015, the Fund owed $3,853 to BCM for Advisory Fees which the Adviser has decided to waive.

Beginning in May 2011, the Board of Directors agreed to pay its Operations Manager an administrative fee, payable monthly, for providing management functions and day-to-day Fund operations at an annual rate of 0.20% based upon the average daily assets of the Fund or a monthly minimum of $3,000 and a maximum of $10,000. The fee is accrued daily and paid monthly. An administrative fee of $36,000 was accrued for the year ended December 31, 2015.  At December 31, 2015, the Fund owed $3,000 in administrative fees. The agreement was renewed until February 5, 2016.

VALLEY FORGE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

NOTE 4.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2015, were $3,171,733 and $4,599,145, respectively.  At December 31, 2015, net unrealized depreciation for Federal income tax purposes aggregated $2,305,046, consisting of unrealized appreciation of $641,854 and unrealized depreciation of $2,946,900. The cost of investments at December 31, 2015, for Federal income tax purposes was $9,293,907.

NOTE 5.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2015, there were 10,000,000 shares of $0.001 par value capital stock authorized.  The total capital paid in on shares of capital stock equaled $9,647,721.

NOTE 6.  FEDERAL INCOME TAXES

Income and long-term capital gains distributions are determined in accordance with Federal Income Tax regulations which may differ from accounting principles generally accepted in the United States.  As of December 31, 2015, the taxable components of distributable earnings were as follows:

                                           Undistributed realized gain

$      50,089

                                           Undistributed depreciation

$(2,390,073)

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 are as follows.

	2015	2014
Ordinary income	$ 98,846	$ -
Long-term capital gains	$ -	$ 1,799,893
Short-term capital gains	$ -	$ -

NOTE 7.  ACCOUNTING ERROR

Due to an accounting error, one of the Fund’s fixed-income security holdings (Fortress Paper Ltd.), which was purchased in June 2014, was erroneously classified as a US dollar-denominated bond rather than a Canadian dollar-denominated bond.  Further, due to a divergence of US and Canadian dollars, the erroneous classification caused the valuation of those security holdings to become materially overstated, which had a material impact on the net asset value of the Fund.  The error was identified to the Fund on January 4, 2016.  During the Fund’s investigation into the error, the Fund froze purchases and redemptions to seek to avoid any additional shareholder impact.  The Fund has received assurances from the Fund’s accountant that the shareholder accounts will be reimbursed to the extent necessary to prevent the dilution of shareholder interests that would have otherwise resulted from the error.

NOTE 8.  SUBSEQUENT EVENTS

Subsequent to the year ended December 31, 2015, a special meeting of the shareholders of the Fund will be held for the purposes of considering the approval for the Fund to be dissolved voluntarily with such dissolution to proceed under Section 1975 of the Pennsylvania Associations Code.  The special meeting of shareholders of the Fund is to be held at 7:00 p.m. (Eastern Time) on Monday, April 4, 2016 at 3741 Worthington Road, Collegeville, PA 19426.

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

Valley Forge Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Valley Forge Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.  The financial highlights for the years ended December 31, 2012 and 2011 were audited by other auditors whose report dated February 27, 2013, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Valley Forge Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cowan, Gunteski & Co., P.A.

Tinton Falls, NJ

March 31, 2016

VALLEY FORGE FUND, INC.

EXPENSE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

Expense Example

As a shareholder of the Valley Forge Fund, Inc., you incur ongoing costs that consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses that are not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015

Actual	$1,000.00	$896.14	$10.56
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.06	$11.22

* Expenses are equal to the Fund's annualized expense ratio of 2.21%, multiplied by the average account value over the period, multiplied by
184/365 (to reflect the one-half year period).

VALLEY FORGE FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2015 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at 1-800-869-1679 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters ended on March 31 and September 30, respectively. The Fund’s Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-869-1679.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-869-1679.

VALLEY FORGE FUND, INC.

BOARD OF TRUSTEES

DECEMBER 31, 2015 (UNAUDITED)

DIRECTORS AND OFFICERS

The Fund’s business and affairs are managed under the direction of Directors that are elected annually to serve for one year.  Information published by the Fund contains additional information about these Directors, and is available without charge, by calling 1-800-869-1679.  Each Director may be contacted by writing to the President, C/O Valley Forge Fund, 3741 Worthington Road, Collegeville, PA 19426-3431.

Name, Address and Age	Position in the Fund	Term of Office and Length of Time Served	Principal Occupation Past Five Years	No. of Funds Overseen by Director
Interested Officers and Directors: *
Donald A. Peterson, 3741 Worthington Road Collegeville, PA 19426 Age: 75	President and Operations Manager	Elected as President on April 26, 2011	Operations Manager, Valley Forge Fund and Program Manager, DRS Technologies, Horsham, PA 19044	One
Lauren P. Tornetta, 10 Winding Ridge Road Collegeville, PA 19426 Age: 37	Secretary -Treasurer, and Director	Elected as Secretary-Treasurer on August 16, 2011, and Director on November 30, 2011	Director of Regulatory Affairs, Pfizer Corporation, Collegeville, PA 19426	One

Independent Directors
Robert M. McGinnis 2 Ebelhare Road Pottstown, PA 19465 Age: 63	Director and Chairman of the Board	Served since August 13, 2013	Business Development Manager, DRS Technologies, Horsham, PA 19044	One
Robert W. Mohollen 2442 Welsh Drive Sanatoga, PA 19464 Age: 53	Director	Served since February 7, 2012	Certified Public Accountant and Business Financial Adviser	One

* "Interested Persons," is as defined in the Investment Company Act of 1940.  Mr. Peterson and Ms. Tornetta (the daughter of Mr. Peterson, the President and Operations Manager) are Interested Persons because all officers of the Fund are considered to be so.

 1-800-869-1679

This report is provided for the general information of the Shareholders of the Valley Forge Fund. This report is not intended for distribution to prospective investors in this Fund, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics

CODE OF ETHICS

Pursuant to the requirements of Sections 406 and 407 of the Sarbanes Oxley Act of 2002, the Valley Forge Fund, Inc. (the “Fund”), hereby adopts the following Code of Ethics that applies to Donald Peterson who is the Fund’s principal executive, financial and accounting officer or persons performing similar functions regardless of whether these individuals are employed by the Fund or a third party in order to prepare these written standards that are reasonably designed to deter wrongdoing and to:

a.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

b.	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities & Exchange Commission and in all public communications;

c.	Compliance with all applicable governmental laws, rules and regulations;

d.	Prompt internal reporting of violations of the code, should any ever occur, to all principal officers of the Fund and all appropriate persons identified in the code; and

e.	The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.

Item 3. Audit Committee Financial Expert

Mr. Peterson is responsible for the preparation of the Fund's Financial Documents, however, the Audit Commitee that oversees all financial affairs is composed of the Independent Directors, headed by Mr. Bob McGinnis, a former corporate General manager. The current Fund auditor is Cowan, Gunteski  & Co., P.A.

Item 4. Principal Accountant Fees and Services.

Audit Fees

The aggregate fees billed by Cowan, Gunteski  & Co., P.A. for professional services rendered for the audit of our annual financial statements and services included in connection with statutory and regulatory filings were $10,000 and $9,500 for the years ended December 31, 2015 and 2014, respectively.

Audit-Related Fees

Cowan, Gunteski  & Co., P.A.’s fees billed for assurance and related services related to the review of the Fund’s semi annual financial statements were $0 for the years ended December 31, 2015 and 2014, respectively.

Tax Fees

Cowan, Gunteski  & Co., P.A.’s  fees billed for professional services for tax compliance, tax advice, and tax planning were $0 for the years ended December 31, 2015 and 2014, respectively.

All Other Fees

Cowan, Gunteski  & Co., P.A.’s  fees billed for other products and services were $0 for the years ended December 31, 2015 and 2014, respectively.

The Fund does not engage its independent, registered public accounting firm to perform personal tax services for Mr. Peterson, or any other executive officer of the Fund. In addition, the independent registered public accounting firm is not engaged by Valley Forge Management Corporation, the manager of the Fund, to perform any professional services (audit or tax) on its behalf.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Investments

Schedule I - investments in securities of unaffiliated issuers as of December 31, 2011 as set forth in Section 210-1212 of Regulation S-X [17 CFR 210.12-12] is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)

Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

a)	Code of Ethics.
Filed under Item 2 - Code of Ethics

b)	Certifications
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Valley Forge Fund, Inc.

By /s/ Donald A. Peterson

*

Donald A. Peterson, President

Date April 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Donald A. Peterson

*

Donald A. Peterson, President

Date April 4, 2016

By /s/ Lauren P. Tornetta

*

Lauren P. Tornetta, Secretary-Treasurer

Date April 4, 2016

* Print the name and title of each signing officer under his or her signature.